THE ADVISORS' INNER CIRCLE FUND

                         Supplement dated June 22, 2005
                  to the United Association S&P 500 Index Fund
               Prospectus and Statement of Additional Information
                               dated March 1, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT AFFECTS INFORMATION CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.


         Effective June 13, 2005, National City Investment Management Company, investment adviser to the United Association S&P 500 Index Fund, changed its name to Allegiant Asset Management Company. Accordingly, all references to National City Investment Management Company in the prospectus and Statement of Additional Information are now replaced with Allegiant Asset Management Company.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.